UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

Final Voting Results

At the Reed’s Inc. 2019 Annual Meeting of Stockholders on December 16, 2019, the stockholders of Reed’s Inc., a Delaware corporation (“Reed’s”) elected all of the board of director’s nominees.

In addition, the stockholders adopted and approved the Amended and Restated 2017 Incentive Compensation Plan, approved the amendment to the Certificate of Incorporation increasing the number of authorized common shares and ratified the selection of Weinberg & Company, P. A. as the Company’s independent registered public accounting firm for fiscal 2020.

On an advisory basis, shareholders approved the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018.

On an advisory basis, for the say-on-frequency proposal, “Three Years” received a plurality of votes. After consideration of the voting results and other factors, on December 19, 2019, the Board has determined that the Company will hold a stockholder vote on executive compensation every three years through 2025, when the next stockholder vote on the frequency of say-on-pay votes is required under the Securities Exchange Act of 1934, as amended, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders.

Of the 47,545,207 shares of common stock outstanding on the record date of November 4, 2019, a total of 35,134,273 shares were voted in person or by proxy, representing 73.90% of the votes entitled to be cast, constituting a majority and therefore more than a quorum of the outstanding shares entitled to vote. Votes were cast as follows:

1. To elect John Bello, Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno Jr. to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

		Vote	Votes	Broker
	Vote For	Against	Withheld	Non-Vote
John Bello	21,189,365	-	701,719	13,243,200
Daniel J. Doherty III	21,194,219	-	696,865	13,243,200
Christopher J. Reed	18,022,684	-	3,868,400	13,243,200
Lewis Jaffe	20,040,095	-	1,850,989	13,243,200
Scott R. Grossman	17,217,508	-	4,673,576	13,243,200
James C. Bass	20,151,387	-	1,739,697	13,243,200
Louis Imbrogno Jr.	21,304,669	-	586,415	13,243,200

2. To approve the Reed’s, Inc. Amended and Restated 2017 Incentive Compensation Plan

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
16,393,107	5,463,618	34,359	13,243,200

3. To amend Certificate of Incorporation to increase authorized shares of common stock from 70,000,000 to 100,000,000

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
27,206,230	7,739,518	188,525	13,243,200

4. To ratify the selection of Weinberg & Company, P. A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
31,850,932	209,622	3,073,730	13,243,200

5. To approve, on an advisory basis, the compensation paid to our Named Executive Officers (as that term is defined in the Proxy Statement for the 2019 Annual Meeting) for the fiscal year ended December 31, 2018

	Vote		Broker
Vote For	Against	Abstentions	Non-Vote
12,399,051	8,877,453	614,580	13,243,200

6. To vote, on an advisory basis, on how frequently we should seek approval from our stockholdersof the compensation paid to our Named Executive Officers

ONE YEAR	TWO YEARS	THREE YEARS	Abstentions
9,533,442	142,096	11,479,436	736,110

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: December 20, 2019	By:	/s/ Thomas J. Spisak
Thomas J. Spisak,
Chief Financial Officer